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                                                                  EXHIBIT 10.22
                      TERMINATION AND AMENDMENT AGREEMENT


        THIS TERMINATION AND AMENDMENT AGREEMENT is entered into as of the 18th day of June, 1993, by and among Marine Drilling Companies, Inc., a Texas corporation (the "Company"), The Chase Manhattan Bank (National Association) ("Chase"), Warburg, Pincus Capital Company, L.P., a Delaware limited partnership ("Warburg"), Aeneas Venture Corporation, a Delaware corporation ("Aeneas"), Capricorn Investors, L.P. ("Capricorn") and William O. Keyes ("Keyes").

        WHEREAS, the Company, Chase, Warburg, Aeneas, Capricorn and Keyes are parties to that certain Shareholders' Agreement dated October 29, 1992 (the "Shareholders' Agreement"); and

        WHEREAS, the Company has filed a Registration Statement on Form S-1 (file no. 33-63178) under the Securities Act of 1933, as amended, relating to the sale of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), by the Company and the parties to the Shareholders' Agreement (the "Offering"); and

        WHEREAS, upon completion of the Offering, the Company, Chase, Warburg, Aeneas, Capricorn and Keyes desire to terminate and amend the Shareholders' Agreement except as set forth herein;

        NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1. TERMINATION OF SHAREHOLDERS' AGREEMENT. Immediately following the consummation of the Offering, the Shareholders' Agreement shall terminate in its entirety with respect to Chase, Aeneas, Capricorn and Keyes and shall terminate with respect to Warburg except for Warburg's rights under Section 2.1 and Section 2.2 (as amended hereby) thereof which shall continue in full force and effect.

        2.2 AMENDMENT OF SHAREHOLDERS' AGREEMENT. Immediately following the consummation of the Offering, Section 2.2 of the Shareholders' Agreement shall, without any further action by the parties to the Shareholders' Agreement, be amended to read in its entirety as follows:

                "2.2 VACANCIES.  In the event of any vacancy or vacancies
              caused by the removal, death or resignation of any member of the Board of Directors of the Corporation who was a nominee designated by Warburg,





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           the Corporation agrees, subject to the fiduciary duties of its
           Board of Directors, to use its reasonable best efforts to cause a person or persons who shall be designated for nomination by Warburg to be elected to fill such vacancy or vacancies."

        3. GOVERNING LAW. The terms of this Agreement shall be subject to and governed by the laws of the State of Texas, without giving effect to the principles of conflict of laws thereof.

        4. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and supersedes all prior agreement's and understandings, both written and oral, among the parties with respect to the subject matter hereof.

        5. COUNTERPARTS. Counterparts of this Agreement may be executed in multiple counterparts, each of which shall be an original, but all of which together shall constitute one and same instrument.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                            MARINE DRILLING COMPANIES, INC.


                                            By: /s/ William H. Flores
                                               -------------------------------
                                               Name:   William H. Flores
                                               Title:  Senior Vice President


                                            THE CHASE MANHATTAN BANK
                                             (NATIONAL ASSOCIATION)


                                             By: /s/ Kevin D. Slotten
                                                -------------------------------
                                                Name:    Kevin D. Slotten
                                                Title:   Managing Director





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                                 WARBURG, PINCUS CAPITAL COMPANY, L.P.

                                 By:  Warburg, Pincus & Co., its general partner


                                 By: /s/  Stephen Distler
                                    -------------------------------------------
                                    Name:   Stephen Distler
                                    Title:  Partner


                                 AENEAS VENTURE CORPORATION


                                 By: /s/  M. R. Eisenson
                                    -------------------------------------------
                                    Name:   Michael R. Eisenson
                                    Title:  Partner


                                 CAPRICORN INVESTORS, L.P.


                                 By: /s/  Herbert S. Winokur, Jr.
                                    -------------------------------------------
                                    Name:   Herbert S. Winokur, Jr.
                                    Title:  President, Winokur Holdings, Inc.
                                               General Partner Of:
                                                  Capricorn Holdings, G.P.
                                               General Partner Of:
                                                  Capricorn Investors, L.P.


                                     /s/  William O. Keyes
                                    -------------------------------------------
                                    William O. Keyes

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